                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       September 12, 2008
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

            Delaware                    001-13403                84-1032638
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  (State or other jurisdiction         (Commission              (IRS Employer
        of incorporation)              File Number)          Identification No.)

         4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri 64116
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              (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code    (816) 584-5000
                                                          ----------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

     On September 12 and August 25, 2008, respectively, the Sixteenth Judicial
Circuit Court of Jackson County, Missouri (the "State Court") and the United
States District Court for the Western District of Missouri (the "Federal Court")
preliminarily approved the stipulation of settlement (the "Settlement")
resolving the derivative actions captioned Haag v. Webster, et al. (Case No.
0516-CV-33137) and Chaiet v. Allen, et al. (Case No. 06-744-CV-W-DW), which were filed against certain current and former officers and directors of American
Italian Pasta Company and which remain pending in those courts. The Settlement also resolves the case captioned Zaleon v. American Italian Pasta Company (C.A.
No. 2775-N). The Settlement remains subject to final approval by the State Court and the Federal Court.

Pursuant to the terms of the Settlement, a Notice of Settlement of Shareholder
Derivative Litigation is attached as exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits.

     (d)    Exhibits.

     99.1   Notice of Settlement of Shareholder Derivative Litigation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: September 19, 2008          AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/  Paul R. Geist
                                          --------------------------------------
                                            Paul R. Geist
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number        Description

    99.1              Notice of Settlement of Shareholder Derivative Litigation